UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
LAUDUS TRUST
LAUDUS INSTITUTIONAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

LAUDUS MONDRIAN FUNDS PROXY BACKGROUND INFORMATION AND
SCRIPT FOR OUTBOUND RELATIONSHIP CALLS
I wanted to let you know that proxy materials relating to the Laudus Mondrian Funds have been distributed to shareholders. You may be receiving these proxy materials directly or your clients may be receiving them and calling you with questions, so we want to provide you with some background.
Date of Shareholder Meeting
A Special Meeting of Shareholders of Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund, will be held on Wednesday, October 5, 2011 at 8:30 a.m. Pacific Time. Proxy materials were distributed on August 22, 2011 to shareholders of record as of August 11, 2011.
Proposal
There is one proposal – the Board of Trustees of the Funds is seeking shareholder approval of a new sub-advisory agreement between Charles Schwab Investment Management, Inc. and Mondrian Investment Partners Limited, with respect to each Fund. The Board is recommending that shareholders vote FOR the proposal.
Reason shareholders are being asked to vote
Mondrian currently serves as sub-adviser to each of the Funds. Immediately prior to July 12, 2011, Mondrian was 73% owned by approximately 80 of its senior employees through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by Hellman & Friedman, LLC. On July 12, 2011, Mondrian management purchased the entire 27% stake in Mondrian owned by the private equity funds sponsored by Hellman.
The sale of the H&F private equity funds’ 27% stake in Mondrian could be deemed to result in a change in control of Mondrian, effectively terminating Mondrian’s sub-advisory agreements with CSIM, dated September 28, 2007. The 1940 Act generally requires a shareholder vote to approve a new sub-advisory agreement with a fund’s investment adviser or sub-adviser. On June 28, 2011, the Funds’ Boards of Trustees approved the new sub-advisory agreements under which Mondrian would continue to serve as sub-adviser to the Funds, subject to approval by the Funds’ shareholders.
The transaction did not affect the management of the Funds
Other than the change in control that could be deemed to have occurred as a result of the transaction, the investment sub-advisory services provided by Mondrian with respect to the Funds, as well as the fees payable to Mondrian by CSIM, remained unchanged and will remain unchanged under the terms of the new agreements. Furthermore, the Funds’ objectives and day-to-day management remain the same.
Ask if they have voted yet. If YES, thank them and end call.
If they have not voted: Ask if they have authority to vote? If yes, ask them if they received the materials?
(A)	If YES, they have received the materials, encourage them to vote as soon as possible, preferably by internet or telephone, following the instructions on the proxy cards.

If they indicate they need help voting, or have questions about the proposal, instruct them to call the solicitor, Broadridge, at 1-877-708-3617.

(B)	If proxy materials were NOT received or a new copy is requested: Record the client name, address and account number and e-mail to Monique Northington so she can request a re-mail by Broadridge. They should receive them within 3 to 5 business days.
If they do not have authority to vote, ask them to reach out to their client or appropriate internal person and encourage them to vote.

LAUDUS FUNDS PROXY BACKGROUND INFORMATION AND SCRIPT FOR CLIENT CALLS
Thank you for calling. How may I assist you today?
1) Ask client if they have voted their Laudus Fund proxy yet. If YES, thank and end call.
2) If they have not voted: Ask them if they received the materials?
(A) If YES, they have received the materials, encourage them to vote as soon as possible, preferably by internet or telephone, following the instructions on the proxy cards.
If they indicate they need help voting, or have questions about the proposal, instruct them to call the solicitor, Broadridge, at 1-877-708-3617.
(B) If proxy materials were NOT received or a new copy is requested: Record the client name, address and account number and e-mail to Monique Northington and she will request a re-mail by Broadridge. They should receive them within 3 to 5 business days.
3) Thank them for their assistance and end call.
Background Information for Schwab Team (do not read this section to clients)
Date of Shareholder Meeting

A Special Meeting of Shareholders of Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund, will be held on Wednesday, October 5, 2011 at 8:30 a.m. Pacific Time. Proxy materials were distributed on August 22, 2011 to shareholders of record as of August 11, 2011.

Proposal

There is one proposal – the Board of Trustees of the Funds is seeking shareholder approval of a new sub-advisory agreement between Charles Schwab Investment Management, Inc. and Mondrian Investment Partners Limited, with respect to each Fund. The Board is recommending that shareholders vote FOR the proposal.

Reason shareholders are being asked to vote

Mondrian currently serves as sub-adviser to each of the Funds. Immediately prior to July 12, 2011, Mondrian was 73% owned by approximately 80 of its senior employees through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by Hellman & Friedman, LLC. On July 12, 2011, Mondrian management purchased the entire 27% stake in Mondrian owned by the private equity funds sponsored by Hellman.

The sale of the H&F private equity funds’ 27% stake in Mondrian could be deemed to result in a change in control of Mondrian, effectively terminating Mondrian’s sub-advisory agreements with CSIM, dated September 28, 2007. The 1940 Act generally requires a shareholder vote to approve a new sub-advisory agreement with a fund’s investment adviser or sub-adviser. On June 28, 2011, the Funds’ Boards of Trustees approved the new sub-advisory agreements under which Mondrian would continue to serve as sub-adviser to the Funds, subject to approval by the Funds’ shareholders.

The transaction did not affect the management of the Funds

Other than the change in control that could be deemed to have occurred as a result of the transaction, the investment sub-advisory services provided by Mondrian with respect to the Funds, as well as the fees payable to Mondrian by CSIM, remained unchanged and will remain unchanged under the terms of the new agreements. Furthermore, the Funds’ objectives and day-to-day management remain the same.

Laudus Funds
October 5th, 2011
1-877-708-3617
INBOUND ONLY SCRIPT
Greeting:
Thank you for calling the Proxy Services Center for Laudus Funds. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?
Have you received the proxy materials? (MUST CONFIRM PROXY RECEIPT)
If Materials Received:
The Board recommends that shareholders vote “FOR” the approval of the new agreements. For your convenience, you can cast your vote by mail, internet (If shareholder asks how to vote via the internet, the website is www.proxyweb.com - he/she will need the control number from his/her proxy card) or touch-tone phone by following the instructions on your proxy card (If shareholder asks how to vote via touchtone telephone, the telephone number is 1-800-690-6903- he/she will need the control number from his/her proxy card), or I can record your vote over the telephone. Would you like me to record your vote over the phone right now?
If Yes:
Do you have any questions before we proceed?
(Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board members have recommended that he/she vote FOR THE PROPOSAL. Most questions can be addressed by referring to the combined prospectus/proxy statement and reading the appropriate sections).
If Shareholder indicates they want to place their vote with the Broadridge representative:
Are you ready? This will just take a few minutes.
Can you confirm that you are authorized to direct the voting of these Laudus Fund shares? (If “No’, identify which accounts s/he is authorized to vote, then proceed with voting process)
Again, my name is <Agent Name>, a proxy voting specialist on behalf of Laudus Funds. Today’s date is <Date> and the time is <Time> (am/pm) Eastern Time.
May I please have your full name? ( If shareholder is an entity, may I please have your title?) May I please have your full address?
The Board of Trustees of the Laudus Funds recommends that you vote FOR the proposal to approve new sub-advisory agreements between Charles Schwab Investment Management, Inc. and Mondrian Investment Partners Limited as outlined in the proxy statement. Would you like to vote {FOR, AGAINST, or ABSTAIN } from this proposal?
Mr. /Ms.                    , I have recorded your {FOR / AGAINST / ABSTAIN } vote for all of your Laudus Funds accounts and will be sending you a written confirmation for each. If you wish to make any changes you may contact us by calling the same number you called today, 1-877-708-3617. Thank you very much for your participation and have a great day/evening.
If Materials Not Received:
I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, enter the email address in the notes and read it back phonetically to the shareholder)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote (For email the only way to vote is to call the same number you called today, 1-877-708-3617. The number is listed in the body of the email).
If Unsure of voting:
Would you like me to review the proposals with you? (Answer all the shareholders questions and ask them if they would like to vote now over the phone?)
If Not Interested:
(Use rebuttal) Thank you for your inquiry. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.
INBOUND — CLOSED RECORDING:
“Thank you for calling the Proxy Services Center for Laudus Funds. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Thank you.”
INBOUND — CALL IN QUEUE MESSAGE:
“Thank you for calling the Proxy Services Center for Laudus Funds. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”
END OF CAMPAIGN MESSAGE:
“Thank you for calling the Proxy Services Center for Laudus Funds. The Shareholder Meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your Laudus Funds, please contact your Financial Advisor or call Laudus Funds at 1-800-447-3332. Thank you for investing with Laudus Funds.”

Laudus Funds
October 5th, 2011
OUTBOUND ONLY SCRIPT
Greeting:
Hello, my name is ___________, calling from Broadridge on behalf of the Laudus Funds, may I speak with Mr./Ms. __________.
(Once Shareholder is on the line)
Please note that we are on a recorded line for quality assurance purposes.
Mr./Ms. _______________. The Laudus Funds have retained Broadridge to help solicit and record shares.
Have you received the proxy materials? (MUST CONFIRM PROXY RECEIPT)
If Materials Received:
The Board recommends that shareholders vote “FOR” the approval of the new agreements. For your convenience, you can cast your vote by mail, internet (If shareholder asks how to vote via the internet, the website is www.proxyweb.com - he/she will need the control number from his/her proxy card) or touch-tone phone by following the instructions on your proxy card (If shareholder asks how to vote via touchtone telephone, the telephone number is 1-800-690-6903- he/she will need the control number from his/her proxy card), or I can record your vote over the telephone. Would you like me to record your vote over the phone right now?
If Yes:
Do you have any questions before we proceed?
(Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board members have recommended that he/she vote FOR THE PROPOSAL. Most questions can be addressed by referring to the combined prospectus/proxy statement and reading the appropriate sections).
If Shareholder indicates they want to place their vote with the Broadridge representative:
Are you ready? This will just take a few minutes.
Can you confirm that you are authorized to direct the voting of these Laudus Fund shares? (If “No’, identify which accounts s/he is authorized to vote, then proceed with voting process)
Again, my name is <Agent Name>, a proxy voting specialist on behalf of Laudus Funds. Today’s date is <Date> and the time is <Time> (am/pm) Eastern Time.
May I please have your full name? ( If shareholder is an entity, may I please have your title?) May I please have your full address?
The Board of Trustees of the Laudus Funds recommends that you vote FOR the proposal to approve new sub-advisory agreements between Charles Schwab Investment Management, Inc. and Mondrian Investment Partners Limited as outlined in the proxy statement. Would you like to vote {FOR, AGAINST, or ABSTAIN } from this proposal?
Mr. /Ms.                     , I have recorded your {FOR / AGAINST / ABSTAIN } vote for all of your Laudus Funds accounts and will be sending you a written confirmation for each. If you wish to make any changes you may contact us by calling the same number you called today, 1-877-708-3617. Thank you very much for your participation and have a great day/evening.

If Materials Not Received:
I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, enter the email address in the notes and read it back phonetically to the shareholder)
Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote (For email the only way to vote is to call the same number you called today, 1-877-708-3617. The number is listed in the body of the email).
If Unsure of voting:
Would you like me to review the proposals with you? (Answer all the shareholders questions and ask them if they would like to vote now over the phone?)
If Not Interested:
(Use rebuttal) Thank you for your inquiry. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Laudus Funds

Meeting Date/Time: October 5, 2011 @ 8:30am PT	Date of Record: August 11, 2011
Meeting Location: 215 Fremont St, San Francisco, CA	Approximate Mail Date: August 24, 2011
Proxy Statement: Final	Inbound Toll Free Number: 877-708-3617
Proposal One: To Approve a new sub-advisory agreement between Charles Schwab Investment Management, Inc. (“CSIM”) and Mondrian, with respect to each Fund.
•	Mondrian currently serves as sub-adviser to each of the Funds.

•	On July 12, 2011, Mondrian management purchased the entire 27% stake in Mondrian owned by the private equity funds sponsored by Hellman & Friedman, LLC (“H&F”).

•	Immediately prior to July 12, 2011, Mondrian was 73% owned by approximately 80 of its senior employees through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by “H&F”.

•	Under the 1940 Act, the Transaction could be deemed to result in a change of control of Mondrian, effectively terminating Mondrian’s Prior Agreements with CSIM with respect to the Funds.

•	Mondrian will continue to provide investment sub-advisory services to the Funds pursuant to interim sub-advisory agreements between CSIM and Mondrian, which went into effect on July 12, 2011. The Interim Agreements will be replaced upon approval of the New Agreements.

•	The terms of the New Agreements are identical to those of the Prior Agreements, except with respect to the effective and termination dates.

•	The investment sub-advisory services provided by Mondrian with respect to the Funds, as well as the fees payable to Mondrian by CSIM, will remain unchanged under the terms of the New Agreements.

•	Furthermore, the Funds’ objectives and day-to-day management will remain the same.
Fact Finder
Client: Laudus Funds
Number of Proposals: 1
Meeting Date/Time: Wednesday, October 5, 2011 @ 8:30am PT
Voting Requirement: 1940 Act
Meeting Location: 215 Fremont St, San Francisco, CA
Date of Record: August 11, 2011
E-Mail Proxy Info: Yes
Notice and Access: No
E-Z Vote Proxy Card: No
Warm Transfer: No
Proxy Mail Date: August 24th, 2011
Inbound # to Vote: 877-708-3617
Touch Tone Vote #: 800-690-6903
Internet Vote Web Site: www.proxyvote.com
Client Customer Service #: 415-667-0780
Client Web Site: https://www.laudusfunds.com/Index.asp